



RFC 2004-QA3 - PRICE/YIELD - 2A1

------------------------------------------------------------------------------------------------------------------------------------
Balance                                   [CONTACT DESK] Delay                                  24 Formula                Seel below
COUPON*                                          3.5203  Dated                          08/01/2004  NET(2)                    4.9533
Settle                                        08/30/2004 First Payment                  09/25/2004
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* PAYS GROUP NET WAC LESS [1.433%] THROUGH MONTH 35,THEN NET WAC LESS [1.0864]%.
EFFECTIVE NET MARGIN EQUALS APPROX. [1.7500]%
RUN TO EARLIEST OF BALLOON IN MONTH 35 AND 10% CALL

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               Price                 15 CPR - Call (Y)    20 CPR - Call (Y)     22 CPR - Call (Y)   25 CPR - Call (Y) 27 CPR-Call(Y)
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               99-00                       3.9062               3.9376               3.9512               3.9727              3.9878
               99-04                       3.8470               3.8732               3.8845               3.9025              3.9152
               99-08                       3.7878               3.8089               3.8180               3.8325              3.8426
               99-12                       3.7288               3.7447               3.7516               3.7626              3.7703
               99-16                       3.6699               3.6807               3.6854               3.6928              3.6981
               99-20                       3.6110               3.6168               3.6193               3.6232              3.6260
               99-24                       3.5523               3.5530               3.5533               3.5537              3.5540
               99-28                       3.4937               3.4893               3.4874               3.4844              3.4823
              100-00                       3.4352               3.4258               3.4217               3.4152              3.4106
              100-04                       3.3768               3.3623               3.3560               3.3461              3.3391
              100-08                       3.3185               3.2990               3.2905               3.2772              3.2678
              100-12                       3.2603               3.2358               3.2252               3.2084              3.1966
              100-16                       3.2022               3.1727               3.1599               3.1397              3.1255
              100-20                       3.1442               3.1098               3.0948               3.0712              3.0546
              100-24                       3.0863               3.0469               3.0298               3.0028              2.9838
              100-28                       3.0285               2.9842               2.9649               2.9346              2.9131
              101-00                       2.9708               2.9216               2.9002               2.8664              2.8426
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                                                                                                                       JUMBO 3S

                        ------------------------------------------------------------------------------------------------------------
                                     WAC(2)                 5                 WAM(2)                 359
                                     WALA(2)                1

                        ------------------------------------------------------------------------------------------------------------



                                                 (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)


 (Continued)

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               Price    30 CPR - Call (Y)    35 CPR - Call (Y)    40 CPR - Call (Y)    45 CPR - Call (Y)    50 CPR - Call (Y)
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               99-00               4.0118               4.0556               4.1050               4.1605               4.2254
               99-04               3.9352               3.9718               4.0131               4.0594               4.1136
               99-08               3.8588               3.8882               3.9213               3.9585               4.0021
               99-12               3.7825               3.8047               3.8298               3.8579               3.8909
               99-16               3.7063               3.7214               3.7385               3.7576               3.7800
               99-20               3.6304               3.6384               3.6474               3.6575               3.6693
               99-24               3.5545               3.5555               3.5565               3.5576               3.5590
               99-28               3.4789               3.4727               3.4658               3.4580               3.4489
              100-00               3.4034               3.3902               3.3753               3.3586               3.3391
              100-04               3.3280               3.3078               3.2851               3.2595               3.2296
              100-08               3.2529               3.2257               3.1950               3.1606               3.1203
              100-12               3.1778               3.1437               3.1051               3.0619               3.0114
              100-16               3.1030               3.0618               3.0155               2.9635               2.9027
              100-20               3.0282               2.9802               2.9261               2.8653               2.7943
              100-24               2.9537               2.8987               2.8368               2.7674               2.6862
              100-28               2.8793               2.8174               2.7478               2.6697               2.5783
              101-00               2.8050               2.7363               2.6590               2.5722               2.4707
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-------------------------------------------------------------------------------------------------------------------------
                WAL              2.27                 2.08                 2.01                 1.91                 1.84
         Principal Window   Sep04 - Jul07        Sep04 - Jul07        Sep04 - Jul07        SEP04 - JUL07    Sep04 - Jul07
        Principal # Months        35                   35                   35                   35                   35
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             LIBOR_6MO          1.9213               1.9213               1.9213               1.9213              1.9213
             LIBOR_1YR          2.2300               2.2300               2.2300               2.2300              2.2300
              CMT_1YR           1.9603               1.9603               1.9603               1.9603              1.9603
-------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------------
                WAL                   1.75                 1.60                 1.45                 1.32           1.19
         Principal Window    Sep04 - Jul07        Sep04 - Jul07        Sep04 - Jul07        Sep04 - Jul07  Sep04 - Jul07
        Principal # Months             35                   35                   35                   35             35
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
             LIBOR_6MO              1.9213               1.9213               1.9213               1.9213         1.9213
             LIBOR_1YR              2.2300               2.2300               2.2300               2.2300         2.2300
              CMT_1YR               1.9603               1.9603               1.9603               1.9603         1.9603
-------------------------------------------------------------------------------------------------------------------------






DISCLAIMER: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual 08/18/2004 characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement. SOLD - SUBJECT TO 5% VARIANCE